UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                     Form 8-K


                                  CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the Securities
                               Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 1998


                              RIVERSIDE GROUP, INC.
              (Exact name of registrant as specified in its charter)


     Florida                          0-9209                     59-1144172
(State of other               (Commission File No.)            (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                     Number)


               7800 Belfort Parkway, Jacksonville, Florida          32256
                  (Address of principal executive offices)       (Zip Code)


                                   904-281-2200
               (Registrant's telephone number, including area code)

<Page 2>

Item 5. Other Events

   Investment in Greenleaf
   -----------------------

   On October 5, 1998, Riverside Group, Inc. ("Riverside") entered into an agreement with Greenleaf Technologies Corporation ("Greenleaf"), based in Iselin, New Jersey, whereby Riverside has acquired common shares of Greenleaf in exchange for 100% of the common stock of Riverside's wholly owned subsidiary, GameVerse, Inc. ("GameVerse"). As a result of the transaction, Riverside now owns 14,687,585 shares, or approximately forty percent of Greenleaf's outstanding common shares. Riverside also received two five year options to acquire additional newly-issued shares of Greenleaf's common stock (1)
5,733,333 shares at an average exercise price of $.25 per share; (2) 1,581,249 shares at an exercise price of $.15 per share.

   GameVerse (Nasdaq BB:GLFC) is a leading online game development and web design company, as well as an Internet service provider which markets its services to the entertainment industry. GameVerse also builds web sites, including database development and maintenance services for businesses seeking to take advantage of the web's advertising and e-commerce potential. GameVerse's e-commerce tools allow these businesses to establish databases that assist in warehousing and logistics; while GameVerse's database tools assist in tracking a client's entire online retail store operation through the Company's web site and database.

   Greenleaf develops and markets computer data security and communication solutions (hardware and software) to protect intellectual property and information assets from unauthorized access. Greenleaf also owns and markets a line of proprietary high tech products that provide software security protection, as well as offer new ways to distribute software-based entertainment content through entertainment media. One of Greenleaf's proprietary products uses the Internet to securely and efficiently stream new song titles from record labels to radio stations.

   Disposition of Wickes Shares; Changes on Riverside's Board of Directors
   -----------------------------------------------------------------------

   "On October 5, 1998, Riverside and Imagine Investments, Inc. ("Imagine") entered into a Stock Purchase Agreement dated the same date (the "Imagine Agreement").

    "On the same date, under the Imagine Agreement, Riverside sold Imagine 250,000 shares of the common stock ("Wickes Common Stock") of Wickes Inc. ("Wickes") in cash. Also, under the Imagine Agreement, Riverside granted Imagine (i) an option to acquire an additional 750,000 shares of Wickes Common Stock at a purchase price of $3.25 per share in cash (the "Call Option") and
(ii) Riverside granted Imagine a right of first refusal with respect to all of the shares of Wickes Common Stock beneficially owned by it (the "Right of First Refusal").

    "In addition, under the Imagine Agreement, if on November 4, 1998, Imagine has not exercised the Call Option as to at least 200,000 shares, Riverside has the option to cause Imagine to be obligated to purchase the number of shares of Wickes Common Stock equal to the difference between 200,000 shares and the number of shares as to which the Call Option has previously been exercised.
This "put" option may be exercised by Riverside at any time after November 4 and on or before November 14, 1998.
                                2


<Page Three>

    "The Call Option is exercisable for up to 750,000 shares of Wickes Common Stock, but is not exercisable to the extent that such exercise would cause Imagine to be deemed an Interested Stockholder within the meaning of Section 203 of the Delaware General Corporation Law (an "Interested Stockholder"), unless prior to exercise of the Call Option the Board of Directors of Wickes approves Imagine's acquiring more than 15% of the outstanding shares of Wickes Common Stock so as to prevent Imagine and its affiliates from becoming an Interested Stockholder. The Call Option is exercisable in whole or in part on or before November 4, 1998, except that to the extent that the Call Option is not exercisable because of the matter described in the last clause of the preceding sentence, the Call Option may be exercised in whole or in part by notice given by Imagine to Riverside on or before the earlier to occur of (i) October 5, 1999 or (ii) 30 days after Imagine has received written notice from Riverside certifying that the Wickes Board of Directors has approved Imagine and its affiliates purchasing more than 15% of the outstanding Wickes Common Stock so that Imagine will not be deemed an Interested Stockholder. Riverside agreed to use its best efforts to cause Wickes' Board of Directors to approve the matter referred to in the preceding sentence.

   Pursuant to the Right of First Refusal, prior to the date eighteen months after October 5, 1998, Riverside may not effect any Disposition (other than a Permitted Disposition) (in each case as defined in the Imagine Agreement), except in compliance with the Right of First Refusal. Prior to making any Disposition (other than a Permitted Disposition), Riverside must first make an offer (an "Offer") to Dispose of all of the shares of Wickes Common Stock of which it desires to Dispose to Imagine, specifying in reasonable detail, the nature of the transaction in which Riverside wishes to Dispose of such shares. If Imagine accepts an Offer within 15 days of the Offer in whole or in part, Riverside will be obligated to Dispose of such shares described in the Offer to Imagine on the terms and conditions set forth in the Offer. If Imagine does not accept an Offer within 15 days of the Offer, Riverside may at any time between the 16th day and the close of business on the 106th day after the Offer make the Disposition described in the Offer. Notwithstanding anything elsewhere contained in the Imagine Agreement, Imagine will not be permitted to exercise the Right of First Refusal to the extent that such exercise would cause any Person or Group (as defined in the Wickes indenture related to its 11 5/8% Senior subordinated Note due 2003 (the "Wickes Indenture"), other than Riverside (as defined in the Wickes Indenture), to beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) any securities of Wickes such that, as a result of such exercise, such Person or Group beneficially owns, directly or indirectly, at least 30% of Wickes' then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors or other equivalent governing body thereof, unless at such time Riverside beneficially owns an amount of voting securities greater than the amount sold by such Person or Group.

                                3

<Page 4>

    "In addition, under the Imagine Agreement, (i) Riverside represented that it does not intend at any time within the next three years to cause Wickes to issue any share of, or any securities or rights convertible into or exchangeable or exercisable for, Wickes' voting capital stock, other than pursuant to existing or future incentive, compensation, benefit or similar plans and programs, (ii) Riverside assigned its rights with respect to the shares of Wickes Common Stock acquired under the Imagine Agreement under that certain registration rights agreement dated September 2, 1993 between Riverside and Wickes with respect to such shares, (iii) Riverside agreed to, and agreed to use its best efforts to cause Wickes to, coordinate the various filings with the Securities and Exchange Commission necessary or appropriate with respect to the subject matter of the Imagine Agreement and related matters, and (iv) upon request by Imagine, Riverside agreed to use its best efforts to cause Wickes to effect the securities law registration of Common Stock held by Imagine.

    "A condition to the obligations of Imagine under the Imagine Agreement was that Riverside create two vacancies on its Board of Directors and that Robert T. Shaw and Harry T. Carneal be elected to fill such vacancies. On October 5, 1998,two directors of Riverside, Kenneth M. Kirschner and Frederick H. Schultz, resigned from the Riverside Board of Directors, and Messrs. Shaw and Carneal were elected to fill these vacancies."

Item 7. Financial Statements and Exhibits


   (c)  Exhibits.

        Exhibit
        Number          Description of Exhibit
        ------          ----------------------

        99.1            Agreement dated as of September 30, 1998 between Cybermax
                        Tech, Inc. and Greenleaf Technologies Corporation.

        99.2 Stock Purchase Agreement dated October 5, 1998 between the registrant and Imagine Investments, Inc.


                                4

<Page 5>
                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RIVERSIDE GROUP, INC.



Date: October 15, 1998                By:/s/ Catherine J. Gray
                                      _________________________
                                      Catherine J. Gray
                                      Senior Vice President







<page 1>



                                Agreement

                               dated as of

                            September 30, 1998

                                 between



                             Cybermax Tech, Inc.


                                      and


                       Greenleaf Technologies Corporation

                 with respect to the shares of common stock of

                                GameVerse, Inc.




<page 2>

                                  TABLE OF CONTENTS

                                                                        Page
Cover                                                                      1
Table of Contents                                                          2
Section 1       Exchange of Stock                                          3
Section 2       Closing                                                    3
Section 3       Representations, Warranties and Covenants
                of Shareholder                                             4
Section 4       Representations and Warranties of GLFC                    10
Section 5       Conditions Precedent to Obligations of GLFC               14
Section 6       Conditions Precedent to Obligations of Shareholder        15
Section 7       Additional Covenants by Shareholder                       16
Section 8       Additional Covenants by GLFC                              17
Section 8-9     Indemnity Obligation                                      18
Section 10      Miscellaneous Provisions                                  19

Exhibit A       Shares Owned by Cybermax Tech, Inc.
Exhibit B       Gameverse liabilities
Exhibit C       Gameverse litigation
Exhibit D       Gameverse liens
Exhibit E       Gameverse Real Property
Exhibit F       Gameverse Contracts
Exhibit G       Gameverse Bank Account
Exhibit H       Gameverse Insurance
Exhibit I       Gameverse Labor Matters
Exhibit J       Gameverse Intellectual Property
Exhibit K       Gameverse Benefit Plans
Exhibit L       GLFC Securities Outstanding
Exhibit M       GLFC Liabilities
Exhibit N       GLFC Litigation
Exhibit O       GLFC Tax Matters
Exhibit P       GLFC Liens
Exhibit Q       GLFC Real Property
Exhibit R       GLFC Related Party Matters
Exhibit S       Transition Services Agreement
Exhibit T       Registration Rights Agreement
Exhibit U       Option Agreement A
Exhibit V       Option Agreement B


<page 3>

                                   AGREEMENT


     AGREEMENT ("Agreement"), effective as of September 30, 1998, between Greenleaf Technologies Corporation, a Delaware corporation ("GLFC"), and Cybermax Tech, Inc., a Florida corporation and wholly owned subsidiary of Riverside Group, Inc. also a Florida corporation ("Shareholder"), being the owner of record of all of the issued and outstanding voting stock of Gameverse, Inc., a Florida Corporation ("Gameverse").

     WHEREAS, GLFC wishes to acquire and the Shareholder wish to transfer all of the issued and outstanding voting stock of Gameverse.

     NOW, THEREFORE GLFC and the Shareholder adopt this plan of reorganization and agree as follows:

Section 1. Exchange of Stock

1.1 Number of Shares. The Shareholder agrees to transfer to GLFC at the Closing 1,000 shares of voting common stock of Gameverse, $.01 par value, hereinafter referred to as ("Shares"). In exchange GLFC agrees to issue to Shareholder at the Closing 14,687,585 shares of voting common stock of GLFC hereinafter to be referred to as ("GLFC Shares") and an Option in the form of Exhibit U, ("Option A") hereto and an Option in the form of Exhibit V hereto ("Option B") at the Closing.

1.2 Deliver of Certificates by Shareholder. The transfer of Gameverse Shares by the Shareholder shall be effected by the delivery to GLFC at the Closing of certificates representing the transferred Shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures guaranteed by a national bank and with all necessary transfer tax and other revenue stamps. Affixed at the Shareholder's expense. The issuance of GLFC shares, Option A and Option B by GLFC shall be effected by the delivery to Shareholder at the Closing of certificates issued in the Shareholder's name.

1.3 Further Assurances. At the Closing and from time to time thereafter, the Shareholder and GLFC shall execute such additional instruments and take such other action as either of them may reasonably request of the other in order to more effectively transfer, assign or issue, as the case may be, the transferred stock to Shareholder or GLFC and to confirm the relevant party's title thereto.

            Section 2. Closing. The closing for the exchange of the Shares for the GLFC Shares (the "Closing") shall take place at the offices of GLFC located at 75 Lincoln Highway, Iselin, New Jersey 08830 and is to be effective as of September 30, 1998. The date and time of the closing determined in accordance with the preceding provisions of this Section 3 are herein referred to as the "Closing Date".

<page 4>

     Section 3. Representations, Warranties and Covenants of Shareholder. Shareholder represents and warrants to, and covenants with, GLFC as follows:

     A. Title to the Shares. Shareholder is the lawful record and beneficial owner of the Shares, as indicated on Exhibit A hereto; the Shares so owned by the Shareholder are free and clear of all security interests, liens, encumbrances, claims and equities of every kind, except as created by this Agreement, and are duly authorized, validly issued and outstanding, fully paid and nonassessable.

     B. No Other Equity Securities Issued. On the closing date hereof, the issued and outstanding equity securities of GAMEVERSE of all classes and kinds consist exclusively of the Shares.

     C. Capacity of and Execution by Shareholder. The President and Secretary of the Shareholder have full legal power and capacity to execute, deliver and perform this Agreement, and to deliver certificates representing the Shares owned by Shareholder as indicated on Exhibit A hereto, and have full legal power to exchange the Shares with GLFC in accordance with this Agreement. Without limiting the generality of the foregoing, no authorization, consent or approval or other order or action of or filing with any court, administrative agency, or other governmental or regulatory body or authority is required for the execution and delivery by the Shareholder of this Agreement or Shareholder' consummation of the transactions contemplated hereby; this Agreement has been duly and validly executed and delivered by Shareholder and constitutes the valid and binding obligation of Shareholder enforceable in accordance with its terms, except as its enforceability is limited by bankruptcy, reorganization, insolvency, moratorium and similar laws presently or hereafter in effect affecting the enforcement of creditors' rights and generally and subject to general principles of equity; and transfer and delivery of the Shares to be exchanged by Shareholder with GLFC hereunder in accordance with this Agreement will vest good title to the Shares in GLFC free and clear of all security interests, liens, encumbrances, claims and equities of every kind other than restrictions on disposition contained in applicable federal and state securities laws.

     D.   Other Right to Acquire Shares.   Except as set forth on Exhibit A
hereto, neither the Shareholder nor GAMEVERSE is a party to any contract or agreement, oral or written, other than this Agreement whereby it, has granted to anyone any right, whether absolute, contingent or otherwise, to purchase, obtain or acquire any rights in any securities of Gameverse of any class or kind now outstanding or to be issued, including the Shares.

     E. Corporate Existence, Power and Authority. GAMEVERSE is a corporation duly organized, validly existing and in good standing under the laws of Florida and has all requisite corporate power and authority to carry on its business as now being conducted, and to own, lease or otherwise hold its properties.

<page 5>

Qualification as a Foreign Corporation. GAMEVERSE is qualified as a foreign corporation in each jurisdiction where such qualification is required, except in those jurisdictions where the failure to be so qualified would not have a material adverse effect on the business, operations or financial conditions of GAMEVERSE or its business.

     G. Conflict with Other Instruments. Neither the execution and delivery of this Agreement by Shareholder nor the consummation by Shareholder of the transactions contemplated in this Agreement will (a) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default (or an event which would by notice or lapse of time or both would become a default) or permit acceleration or termination of obligations under, or result in the creation of a lien or encumbrance on any of the properties of GAMEVERSE pursuant to, (i) the certificate of incorporation or by-laws of GAMEVERSE (true copies of which Shareholder has furnished to GLFC) or (ii) any indenture, mortgage, lease, agreement, or other instrument which is material in nature to which GAMEVERSE or Shareholder is a party or by which it or they, or any of its or their properties, may be bound or affected, or (b) violate any law, rule, order, or regulation, material in nature, to which GAMEVERSE or either Shareholder is subject or by which it or they or its or their properties are bound.

     H. Brokers or Finders. There is no broker or finder involved on behalf of the Shareholder in connection with the transactions contemplated by this Agreement.

     I. Liabilities and Obligations. GAMEVERSE, except as described or set forth in Exhibit B hereto, has no material debts, liabilities or obligations of any nature whether accrued, absolute, contingent or other, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes, other governmental charges, duties, penalties, interest or fines, and there is no basis for the assertion against GAMEVERSE of any such debt, liability or obligation, except:

To the extent set forth on or reserved against or reflected in the August 31, 1998 Balance Sheet; Liabilities and obligations incurred, and obligations arising under agreements listed on Exhibit F or entered into, in the ordinary course of business since August 31, 1998 Liabilities or obligations incurred in connection with the execution of this Agreement; and notwithstanding anything to the contrary set forth above, all intercompany debt of Gameverse to Shareholder or any affiliate or subsidiary thereof shall be forgiven immediately prior to the Closing Date.

     J. Litigation, Etc. Except for third party collection actions brought in the ordinary course of the Gameverse business there are no actions, suits, investigations or proceedings pending in any court or before any governmental agency, other than those set forth on Exhibit C hereto, to which GAMEVERSE is a party which if determined adversely to GAMEVERSE might materially affect the properties, business, future prospects of financial condition of GAMEVERSE and to the knowledge of the Shareholder there is no litigation, proceeding, claim, grievance, or controversy threatened against Gameverse with regard to or affecting its properties or its business as now or heretofore conducted by it which if determined adversely to might materially and adversely affect the properties, business, future prospects or financial condition of GAMEVERSE.


<page 6>

There is no action, suit, proceeding or investigation which is pending or to the knowledge of Shareholder, threatened which questions the validity or propriety of this Agreement, or any action taken or to be taken by Shareholder or in connection herewith. GAMEVERSE is not subject to any judicial injunction or mandate or any quasi-judicial order or quasi-judicial restriction directed to or against it as a result of its ownership of its properties or its conduct of its business as now or heretofore conducted by it and no governmental agency has at any time challenged or questioned in writing the legal right of GAMEVERSE to conduct its business or any part thereof as now heretofore conducted which challenge if determined adversely to GAMEVERSE might materially and adversely affect the properties, business, future prospects or financial condition of GAMEVERSE.

     K. Compliance With Laws, Etc. GAMEVERSE has complied with all laws and regulations of any applicable jurisdiction with which it is or was required to comply in connection with its ownership of its properties and operation of its business (including without limitation the Occupational Safety and Health Act of 1970, as amended, the Employee Retirement Income Security Act of 1974, as amended, and the Reorganization Plan No. 3 of 1970, establishing the Environmental Protection Agency, as amended), the enforcement of which would have a material and adverse effect on the ownership of its properties or the conduct of the Business. GAMEVERSE has all governmental permits and permissions material to the ownership of its properties or the conduct of its Business as now conducted. It has not received any notice or communication from any authority with respect to non-compliance with any of the foregoing, which non-compliance has not been cured.

     L. Compliance with Securities Act; Restriction on Transfer. Neither the Shareholder nor any agent acting on its behalf, has taken, or will take, any action which would require the Shares to be subject to the registration provisions of Section 5 of the Securities Act of 1933, as amended, or any applicable state securities laws. Shareholder represents that it is purchasing the Common Stock for its own account and without any intent to distribute it. Shareholder will not sell or otherwise dispose of any such shares without furnishing an opinion of counsel satisfactory to GLFC that the proposed disposition will comply with applicable securities law and it acknowledges that the shares may be appropriately legended.

     M. Third Party Consents. In respect of the transfer of the Shares to GLFC and the consummation of transactions contemplated hereunder, no consent of any third party is necessary or required by any certificate of incorporation, by-laws, indentures, mortgages, leases, agreements or other instruments to which either Shareholder or GAMEVERSE or any of their or its properties may be bound or affected, or under any applicable law or regulation to which either Shareholder or GAMEVERSE is subject or by which it or they or its or their properties are bound.

     N. Material Information, Etc. Neither the Exhibits attached hereto, nor any written material provided by Shareholder to GLFC or its counsel (or to be provided prior to Closing, in connection with the negotiations of the sale of the Shares contained) (nor shall contain), as of their respective dates, nor does this Agreement contain, any untrue statement of a material fact or omit a material fact necessary to make information contained therein or herein not misleading. There is no fact or condition which Shareholder has not disclosed to GLFC in writing which materially adversely affects the properties, business, prospects or condition (financial or otherwise) of GAMEVERSE or the ability of Shareholder to perform this Agreement.

<page 7>

     O. Financial Statements. Shareholder has heretofore delivered to GLFC the following financial statements: the balance sheet of Gameverse as of August 31, 1998, (the "August 31, 1998 Balance Sheet"), its statements of income and retained earnings for the 8 month period ending August 31, 1998. Each such financial statement, including the notes contained therein, fairly presents the financial position of Gameverse at the date thereof and the results of its operations for the period purported to be covered thereby.

     P.   Absence of Certain Events. Since  August 31, 1998 there has not been:
Any change in the financial position, or the properties, assets, liabilities, business or prospects of GAMEVERSE except changes in the ordinary course of business which have not been "materially adverse".

Any damage, destruction or loss (whether or not covered by insurance) which might materially and adversely affect the properties, assets, business or prospects of GAMEVERSE.

 Any sale, lease, abandonment, encumbrance or other disposition by GAMEVERSE of any material real property, or, other than in the ordinary course of business, of any material machinery, equipment or other operating property, or any sale, assignment, transfer license or other disposition by GAMEVERSE of any material patent,trademark, trade name, or other intangible asset.

     Q. Tax Returns and Payments. All federal, state and local tax returns pertaining to Gameverse for periods prior to and ending on the date of closing have been filed or will be the responsibility of SHAREHOLDER and all taxes due and payable on such returns attributable to GAMEVERSE will be the responsibility of the SHAREHOLDER. The elimination of intercompany debt between Gameverse and any affiliate of Riverside whether by forgiveness or capital contribution will occur immediately prior to closing and be reflected on the Gameverse tax return which is filed consolidated with the SHAREHOLDER.

GAMEVERSE will timely prepare all Federal, State and local tax Returns with respect to periods beginning after the Closing Date and be responsible for the payment of any taxes due with respect to such returns.

     R. Title to Assets. GAMEVERSE has good, indefeasible and marketable title to all of assets and properties its purports to own (including the assets and properties set forth in the August 31, 1998 Balance Sheet, other than those held under lease but capitalized for balance sheet purposes, or those disposed of in the ordinary course of business after the date thereof), free and clear of any mortgage, pledge, lien, lease, encumbrance, security interest or other charge other than those listed and described in Exhibit D hereto, and in the case of each parcel of real estate owned, or occupied under lease, subject to no restrictions, easements or title objections that would impair the usefulness thereof for the purposes for which it is used. The parcels of real estate owned by Gameverse, or occupied by it under lease, are briefly described in Exhibit E.

<page 8>

     S. Condition of Facilities. All buildings, offices, shops and other structures and all machinery, equipment, computers, electronics, tools, fixtures, motor vehicles, spare parts, and other properties owned or used by GAMEVERSE, (whether under its control or the control of others) are in good operating condition and repair, reasonable wear and tear excepted, are to such Shareholder's knowledge in compliance with applicable laws and regulations, and are adequate and sufficient for all operations conducted by GAMEVERSE.

     T. Contracts. Exhibit F hereto contains, except as noted, a true and complete schedule of all material contracts, agreements, commitments and other documents to which GAMEVERSE is a party or by which GAMEVERSE or any of the properties of GAMEVERSE is bound, including the following:

Each contract, agreement or commitment in respect of the sale of products or the performance of services, or for the purchase of raw materials, supplies, services or utilities, other than purchase orders for materials made in the ordinary course of GAMEVERSE's business, or any contract, agreement or commitment which involves payments or receipts by GAMEVERSE of less than $10,000

Each sales agency, distributorship, franchise, multimedia, development, internet, license agreement, or marketing agreement.

Each collective bargaining, union, employment, consulting or secrecy agreement.

Each contract, agreement, commitment or license relating to any patent, trademark, trade name, brand name, copyright, invention, process, know-how, formula, pattern, design or trade secret.

Each loan or credit agreement, guaranty, mortgage, security agreement, lease or lease purchase agreement or instrument evidencing indebtedness.

Each partnership, joint venture, joint operating or similar agreement.

Each contract, agreement or commitment other than those of the types covered above which (i) involves payments or receipts by GAMEVERSE of $10,000 or more, or (ii) is not terminable by GAMEVERSE without penalty or not to be fully performed within six months from the date hereof (except in the case of any immaterial agreement covering routine services or supplies provided to GAMEVERSE), or (iii) otherwise materially affects the condition (financial or other), properties, assets, businesses or prospects of GAMEVERSE.

         All such contracts, agreements and commitments are legally valid and binding and in full force and effect, and there are no defaults thereunder or any event or condition which upon notice and/or lapse of time would constitute a default. Copies of all the documents described in such Exhibit (other than automobile leases) have heretofore been delivered to GLFC and are true and complete and include all amendments and supplements thereto and modifications thereof.

<page 9>

     U. Bank Accounts. Exhibit G. hereto sets forth the name and location of each bank in which GAMEVERSE has an account or safe deposit box and the names of all person's authorized to draw thereon or have access thereto.

     V. Insurance. Exhibit H. Hereto sets forth an accurate list of all Insurance coverage maintained by or for the benefit of GAMEVERSE or any officer or employee of GAMEVERSE, showing in each case the amount of coverage, the insurance carrier, the type of coverage provided, and the period of time (during the last two years) during which such coverage has been in effect.

     W. Labor Disputes; Unfair Labor Practices. There is not pending or threatened any labor dispute, strike or work stoppage of employees of GAMEVERSE, nor any organizational activity relating to such employees, except as described in Exhibit I. hereto. There is not now pending or threatened any charge or complaint against GAMEVERSE by the National Labor Relations Board or any representative thereof.

     X.   Patents - Trademarks - Copyrights.   Exhibit J. sets forth all of the
patents, trademarks, licenses and copy rights owned or held by GAMEVERSE and their registration No. and copies of the registration certificates are attached thereto.

     Exhibit J lists all trademarks names, patents, licenses and copy rights owned or held by Shareholder or affiliates or subsidiaries which are or were employed in the business of Gameverse which are being conveyed to GLFC hereby. Exhibit J lists all trademarks, patents, names, licenses and copyrights employed by the Shareholder, affiliates or subsidiaries in the business of Gameverse but which are not being conveyed to Gameverse or GLFC in this transaction.

     Y. Employee Benefit Plans. Exhibit K. Hereto sets forth an accurate list of all employee benefit plans and trusts incident thereto ("Plans") which GAMEVERSE has established and the documents relating thereto. Shareholder warrant and represent that the copies of said documents which have been furnished to Buyer by Shareholder are true, correct and complete copies of the originals. The Internal Revenue Service has issued favorable Determination Letters with respect to the qualified status of all the Plans (and the Trusts incident thereto), all as amended to the respective dates of such letters, under Sections 401 and 501 of the Internal Revenue Code ("Code"); all of the Plans (and Trusts incident thereto) are being operated in compliance with all applicable requirements of qualified plans under the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and to the applicable laws; regulations and rulings. There is no pending or threatened action or proceeding against GAMEVERSE with request to any Plan against any Plan or any Trust or trustee thereof of any kind, whether or not such action or proceeding might result in the loss by any Plan of its qualified status.
All reporting and disclosure requirements of the Code and ERISA applicable to the Plans have been met; no penalties are pending or threatened and there are no pending requests for documents which must be honored under the Code or ERISA. All Plans have met the minimum funding standards of the Code and ERISA, no Plan has an accumulated funding deficiency (whether or not waived) within the meaning

<page 10>

of Section 302 or Section 412 of the Code or any accrued unfunded vested benefits and the assets in each Plan are sufficient to eliminate employer's termination liability under ERISA. No Plan has been terminated since June 30, 1974. No Trustee of any of the Trusts has breached Trustee's fiduciary duties under ERISA and none of the Trusts incident to any of the Plans has engaged in a prohibited transaction under ERISA or any transaction for which the tax on prohibited transactions (Code Section 4975) would be imposed. All fiduciary insurance and bonding requirements have been met, all premiums have been paid and there are no claims pending or threatened against the same. No reportable event with respect to any of the Plans has occurred within the meaning of ERISA
Section 4043, whether or not said statute requires the actual reporting of such an event. No claims for the payment of benefits which have been denied are threatened or pending, and there are no threatened or pending disputes or suits against any Trustee or Plan Administrator of any of the Plans.

     Section 4. Representations and Warranties of GLFC. GLFC represents and warrants to Shareholder as follows:

     A. Corporate Existence, Power and Authority. GLFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated in this Agreement and to carry on its business as now being conducted by it and to own, lease or otherwise hold its properties.

      B. Corporate Action. The execution and delivery of this Agreement by GLFC and the consummation by GLFC of the transactions contemplated in this Agreement have been authorized by all requisite corporate action on the part of GLFC.

     C. Capacity of and Execution by GLFC. The President and Secretary of the GLFC have full legal power and capacity to execute, deliver and perform this Agreement, and to deliver certificates representing the GLFC Shares and have full legal power to exchange the Shares with Shareholder in accordance with this Agreement. Without limiting the generality of the foregoing, no authorization, consent or approval or other order or action of or filing with any court, administrative agency, or other governmental or regulatory body or authority is required for the execution and delivery by the GLFC of this Agreement or GLFC' consummation of the transactions contemplated hereby; this Agreement has been and Option A and Option B will have been duly and validly executed and delivered by GLFC and constitutes the valid and binding obligation of GLFC enforceable in accordance with its terms, except as its enforceability is limited by bankruptcy, reorganization, insolvency, moratorium and similar laws presently or hereafter in effect affecting the enforcement of creditors' rights and generally and subject to general principles of equity; and transfer and delivery of the GLFC Shares to be exchanged by GLFC with Shareholder hereunder in accordance with this Agreement and the issuance of the shares underlying Option A and B upon exercise thereof will vest good title to the GLFC Shares or such underlying shares free and clear of all security interests, liens, encumbrances, claims and equities of every kind other than restrictions on disposition contained in applicable federal and state securities laws.

<page 11>

     D. Capital Structure. The authorized capital stock of GLFC consists solely of 100,000,000 shares of voting common stock, $.001 par value per share, of which, except as set forth on Schedule L hereto, 22,031,378 are issued and outstanding. Except as set forth on Exhibit L hereto, there are no existing or outstanding securities convertible into capital stock of GLFC or options, warrants, calls, commitments or agreements of any character to which the Seller or GLFC is a party or by which either of them may be bound that relate to the authorization, issuance, delivery, sale, purchase or redemption of shares of GLFC's capital stock, securities convertible into shares of its capital stock, or of any option, warrant, call, commitment or agreement with respect thereto. GLFC has delivered to Shareholder true and correct copies of all forms of options outstanding, a purchase shares of GLFC's common stock.

     E. Qualification as a Foreign Corporation. GLFC is qualified as a foreign corporation in each jurisdiction where such qualification is required, except in those jurisdictions where the failure to be so qualified would not have a material adverse effect on the business, operations or financial conditions of GLFC or its Business.

     F. Conflict with Other Instruments. Neither the execution and delivery of this Agreement by GLFC nor the consummation by GLFC of the transactions contemplated in this Agreement will (a) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default (or an event which would by notice or lapse of time or both would become a default) or permit acceleration or termination of obligations under, or result in the creation of a lien or encumbrance on any of the properties of GLFC pursuant to, (i) the certificate of incorporation or by-laws of GLFC (true copies of which GLFC has furnished to GLFC) or (ii) any indenture, mortgage, lease, agreement, or other instrument which is material in nature to which GLFC or GLFC is a party or by which it or they, or any of its or their properties, may be bound or affected, or (b) violate any law, rule, order, or regulation, material in nature, to which GLFC or either GLFC is subject or by which it or they or its or their properties are bound.

     G. Brokers or Finders. There is no broker or finder involved on behalf of either GLFC in connection with the transactions contemplated by this Agreement.

     H. Liabilities and Obligations. GLFC to the best of its knowledge, except as described or set forth on or reserved against or reflected in the June 30, 1998 Balance Sheet or in Exhibit M hereto, has no material debts, liabilities or obligations of any nature whether accrued, absolute, contingent or other, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes, other governmental charges, duties, penalties, interest or fines, and there is no basis for the assertion against GLFC of any such debt, liability or obligation, except:

(a) Liabilities and obligations incurred, and obligations arising in the ordinary course of business since June 30, 1998; and
(b) Liabilities or obligations incurred in connection with the execution of this Agreement

<page 12>

     I. Litigation, Etc. Except for third party collection actions brought in the ordinary course of the GLFC business there are no actions, suits, investigations or proceedings pending in any court or before any governmental agency, other than those set forth on Exhibit N hereto, to which GLFC is a party which if determined adversely to GLFC might materially affect the properties, business, future prospects of financial condition of GLFC and to the knowledge of GLFC there is no litigation, proceeding, claim, grievance, or controversy threatened against it with regard to or affecting its properties or its business as now or heretofore conducted by it which if determined adversely to might materially and adversely affect the properties, business, future prospects or financial condition of GLFC. There is no action, suit, proceeding or investigation which is pending or to GLFC's knowledge, threatened which questions the validity or propriety of this Agreement, or any action taken or to be taken by GLFC or in connection herewith. GLFC is not subject to any judicial injunction or mandate or any quasi-judicial order or quasi-judicial restriction directed to or against it as a result of its ownership of its properties or its conduct of its business as now or heretofore conducted by it and no governmental agency has at any time challenged or questioned in writing the legal right of GLFC to conduct its business or any part thereof as now heretofore conducted which challenge if determined adversely to GLFC might materially and adversely affect the properties, business, future prospects or financial condition of GLFC.

     J. Compliance With Laws, Etc. GLFC has complied with all laws and regulations of any applicable jurisdiction with which it is or was required to comply in connection with its ownership of its properties and operation of its business (including without limitation the Occupational Safety and Health Act of 1970, as amended, the Employee Retirement Income Security Act of 1974, as amended, and the Reorganization Plan No. 3 of 1970, establishing the Environmental Protection Agency, as amended), the enforcement of which would have a material and adverse effect on the ownership of its properties or the conduct of the Business. GLFC has all governmental permits and permissions material to the ownership of its properties or the conduct of its Business as now conducted. It has not received any notice or communication from any authority with respect to non-compliance with any of the foregoing, which non-compliance has not been cured.

     K. Third Party Consents. In respect of the transfer of the Shares to GLFC, the issuance of the GLFC shares to the Shareholder and the consummation of transactions contemplated hereunder, no consent of any third party is necessary or required by any certificate of incorporation, by-laws, indentures, mortgages, leases, agreements or other instruments to which either GLFC or GLFC or any of their or its properties may be bound or affected, or under any applicable law or regulation to which either GLFC or GLFC is subject or by which it or they or its or their properties are bound.

     L. Material Information, Etc. Neither the Exhibits attached hereto, nor any written material provided by GLFC to Shareholder or its counsel (or to be provided prior to Closing, in connection with the negotiation of the issuance of the GLFC Shares contained) (nor shall contain), as of their respective dates, nor does this Agreement contain, any untrue statement of a material fact or omit a material fact necessary to make information contained therein or herein not misleading. There is no fact or condition which GLFC has not disclosed to GLFC in writing which materially adversely affects the properties, business, prospects or condition (financial or otherwise) of GLFC or the ability of GLFC to perform this Agreement.

<page 13>


     M. Financial Statements. GLFC has heretofore delivered to Buyer the following financial statements: the balance sheet of GLFC as of June 30, 1998, (the "June 30, 1998 Balance Sheet"), its statements of income and retained earnings for the 9 month period ending June 30, 1998. Each such financial statement, including the notes contained therein, fairly presents the financial position of GLFC at the date thereof and the results of its operations for the period purported to be covered thereby.

The aforesaid June 30, 1998 unaudited balance sheet, prepared by the Company, presents fairly, as of its date, the financial condition of the Company and its Subsidiaries, in accordance with generally accepted accounting principals applied on a basis consistent with that of the previous year except that it is not accompanied by the footnote disclosures normally required for fair presentation which disclosures would not materially affect the Company's financial condition.

     N.   Absence of Certain Events. Since  June 30, 1998, there has not been:

(1) Any change in the financial position, or the properties, assets, liabilities, business or prospects of GLFC except changes in the ordinary course of business which have not been "materially adverse".
(2) Any damage, destruction or loss (whether or not covered by insurance) which might materially and adversely affect the properties, assets, business or prospects of GLFC except for the matters described in Exhibit N1 hereto;
(3)Any sale, lease, abandonment, encumbrance or other disposition by GLFC of any real property, or, other than in the ordinary course of business, of any machinery, equipment or other operating property, or any sale, assignment, transfer license or other disposition by GLFC of any patent, trademark, trade name, or other intangible asset;

     O. Tax Returns and Payments. Except as set forth in Exhibit O hereto, all federal, state and local tax returns required to be filed have been filed or will be the responsibility of GLFC and all taxes due and payable on such returns attributable to GLFC and all assessments due and payable prior to the Closing Date have been paid or will be paid by GLFC.

     P. Title to Assets. GLFC has good, indefeasible and marketable title to all of assets and properties its purports to own (including the assets and properties set forth in the June 30, 1998, Balance Sheet, other than those held under lease but capitalized for balance sheet purposes, or those disposed of in the ordinary course of business after the date thereof), free and clear of any mortgage, pledge, lien, lease, encumbrance, security interest or other charge other than those listed and described in Exhibit P hereto, and in the case of each parcel of real estate owned, or occupied under lease, subject to no restrictions, easements or title objections that would impair the usefulness thereof for the purposes for which it is used. The parcels of real estate owned by GLFC, or occupied by it under lease, are briefly described in Exhibit Q.

<page 14>

     Q. GLFC Operations. GLFC's business includes development of encryption and compression technology and the marketing of technology.

     R. Purchase for Investment. GLFC is purchasing the Shares to be acquired by it pursuant to this Agreement for investment and not with a view toward, or sale in connection with, any distribution thereof nor with any present intention of selling or distributing the Shares; provided that the disposition of its property shall at all times be within GLFC's control.

     S. Common Stock. The GLFC Shares and the shares underlying Option A and Option B, when issued to Shareholder shall be duly authorized, validly issued, fully paid and nonassessable common stock.

     Related Transactions. Except as set forth in Exhibit R, hereto, there is no indebtedness due from (or to) GLFC to (or from) GLFC or any subsidiary or affiliate (a person or entity that directly or indirectly controls or is controlled by or under common control with
          GLFC) thereof, or any partnerships, corporations or proprietorships in which GLFC or an affiliate of any of them has an equity interest. Exhibit R hereto sets forth a complete and accurate list of all contracts or other arrangements between GLFC, on one hand, and GLFC and/or any affiliate of GLFC (other than GLFC) on the other hand, which have been in effect at any time since June 30, 1998.

     Inclusion of disputed GLFC Shares: The Total GLFC Shares Outstanding set forth on Exhibit L i.e. 22,031,378 include the 740,857 restricted shares issued in the name of G.W. McEver, and the 34,782 restricted shares issued in the name of Russell Barnard all being the same shares referred to on Exhibit N.

     Section 5. Conditions Precedent to Obligations of GLFC. All obligations of GLFC under this Agreement to be performed on or after the Closing Date are, at the option of GLFC, subject to the satisfaction of the following conditions precedent on or before the Closing Date, as indicated below:


          A. Proceedings Satisfactory. All actions, proceedings, instruments, opinions and documents required to carry out this Agreement or incidental hereto, and all other related legal matters, shall be satisfactory to GLFC in its sole discretion. Shareholder shall have delivered to GLFC on the Closing Date such documents and other evidence as GLFC may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by Shareholder of this Agreement, the purchase, transfer and delivery of the Shares to be purchased hereunder, the taking of all corporate and other proceedings in connection therewith and the compliance with the conditions set forth in this Section 5, in form and substance satisfactory to GLFC in its sole discretion.

<page 15>

          B. Representations, Warranties and Covenants of Shareholder Correct. The representations, warranties and covenants made by Shareholder in Section 3 hereof shall be true and correct on and as of the Closing Date with the same force and effect as though all such representations, warranties and covenants had been made on and as of the Closing Date after giving effect to any transactions or other actions contemplated hereby.

          C. Compliance with Terms and Conditions. All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by Shareholder on or before the Closing Date shall have been complied with and performed in all material respects.

          D. No Proceedings Pending. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement or which may affect the right of GLFC to operate or control after the Closing Date the properties of GAMEVERSE or the Business, or any part thereof.

          E. Legal Opinion of Counsel for Shareholder. GLFC shall have received the favorable opinion of addressed to GLFC and dated the Closing Date, in form and substance reasonably satisfactory to GLFC.

          F. Third Party Consents. Shareholder shall have delivered to GLFC all such written consents or waivers requested by GLFC in writing necessary or advisable in the judgment of GLFC to permit the sale of the Shares to GLFC and consummation of the other transactions contemplated herein, on the terms provided herein, under the certificate of incorporation, by-laws, indentures, mortgages, leases, agreements or other instruments to which GAMEVERSE is a party or by which it or any of its properties may be bound or affected, or under any applicable law or regulation to which GAMEVERSE is subject or by which it or its properties are bound.

          Section 6. Conditions Precedent to Obligation of Shareholder. All obligations of Shareholder hereunder to be performed on or after the Closing Date are, at the option of Shareholder, subject to the satisfaction of the following conditions precedent on or before the Closing Date, as indicated below:

          A. Proceedings Satisfactory. All actions, proceedings, instruments, opinions and documents required to carry out this Agreement or incidental hereto, and all other related legal matters, shall be satisfactory to Shareholder in its sole discretion. GLFC shall have delivered to Shareholder on the Closing Date such documents and other evidence as Shareholder may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by GLFC of this Agreement, the purchase, transfer and delivery of the GLFC Shares to be purchased hereunder, the taking of all corporate and other proceedings in connection therewith and the compliance with the conditions set forth in this Section 6, in form and substance satisfactory to Shareholder in its sole discretion.

<page 16>

          B. Representations and Warranties Correct. The representations and warranties made by GLFC in Section 4 of this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though all such representations and warranties had been made on and as of the Closing Date after giving effect to any transactions or other actions contemplated hereby.

          C. Compliance with Terms and Conditions. All the terms, covenants and conditions of this Agreement to be complied with and performed by GLFC on or before the Closing Date shall have been complied with and performed in all material respects.

          D. Legal Opinion of GLFC's Counsel. Shareholder shall have received the favorable opinion of addressed to Shareholder and dated the Closing Date, in form and substance reasonably satisfactory to the Shareholder.

          E. Delivery of certificates for the Common Stock. GLFC shall have delivered to Shareholder on the closing date certificates evidencing the GLFC Shares to be acquired by it hereunder. GLFC shall have clearly executed and delivered Option A and Option B and delivered to Shareholder certificates representing such options.


          F. No Proceedings Pending. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement or which may affect the rights of Gameverse under this agreement.

          G. Third Party Consents. GLFC shall have delivered to Shareholder all such written consents or waivers requested by Shareholder in writing necessary or advisable in the judgment of Shareholder to permit the issuance of the GLFC Shares to Shareholder and consummation of the other transactions contemplated herein, on the terms provided herein, under the certificate of incorporation, by-laws, indentures, mortgages, leases, agreements or other instruments to which GLFC is a party or by which it or any of its properties may be bound or affected, or under any applicable law or regulation to which GLFC is subject or by which it or its properties are bound.

               Section 7. Additional Covenants by Shareholder. Shareholder hereby covenant to GLFC that:

               (1) Access to Information. Cooperate and cause others under the control of Shareholder and GAMEVERSE to cooperate to the end of providing GLFC and its counsel, accountants and other designated representatives full access to the records of GAMEVERSE relating to its properties or the Business.

               (2) Keep GLFC Informed. Promptly notify GLFC of any material matter or thing occurring which affects the properties of GAMEVERSE or the Business.

<page 17>

         Section 8. Additional Covenants by GLFC. GLFC hereby covenants to Shareholder that:

               (1) Access to Information. Cooperate and cause others under the control of GLFC to cooperate to the end of providing Shareholder and its counsel, accountants and other designated representatives full access to the records of GLFC relating to its properties or its Business.

               (2) Keep Shareholder Informed. Promptly notify GLFC of any material matter or thing occurring which affects the properties of GLFC or its Business.

               (3). In the event that any of D.W. McEver, John R. Barnard, G.W. McEver receive from GLFC either or both options or GLFC Shares (other than the shares referred to on Exhibit N) in settlement of the dispute described on Exhibit N, hereinafter referred to as "additional shares" or "additional options", as the case may be, GLFC shall issue to Shareholder, within five (5) business days after the issuance of the additional shares or additional options, an amount of GLFC Shares and Options calculated as set forth below and hereinafter referred to as "adjustment shares" or "adjustment options".

               (4). In the event that either or both options or GLFC Shares are issued in the settlement of the dispute known as Elizabeth Wilson v. National Capital Corporation et al described on Exhibit N, hereinafter referred to as "additional shares" or "additional options", as the case may be, GLFC shall issue to Shareholder, within five (5) business days after the issuance of the additional shares or additional options, an amount of GLFC Shares and Options calculated as set forth below and hereinafter referred to as "adjustment shares" or "adjustment options". For the purpose of this paragraph a cash payment by GLFC made in settlement of this matter shall be converted to and deemed an amount of additional shares received in settlement at a value of $.40 per share.

               (5). In the event that within three (3) months after the effective date of closing of this Agreement ("Transaction Period"), Richard Wachs does not transfer to GLFC 2,931,593 GLFC Shares and his option to acquire an additional 5,910,663 GLFC Shares as part of the consideration for his purchase of fifty percent (50%) of the common shares of Greenleaf Research 7 Development, Inc., then an amount of either or both GLFC Shares and Options, as the case may be, calculated as set forth below and hereinafter referred to as "adjustment shares" or "adjustment options", shall be issued and transferred by GLFC to Shareholder, within fifteen (15) business days after the last day of the Transaction Period. For the purpose of this paragraph and the calculation, the deficiency in the amount of either or both GLFC Shares or options so transferred By Richard Wachs to GLFC from the amounts set forth above shall hereinafter be referred to as "additional shares" or "additional options", as the case may be.

<page 18>
               (6).  Calculation of Adjustment Shares or Options
          The number of additional shares (options) is to be  divided by .60
          a.      Subtract the number of additional shares (options)
          b.      The result of (b) is the adjustment shares (options)

         Section 9. Indemnity Obligation.

         A. General Indemnity Agreement. Subject to the provisions and limitationshereof, the Shareholder and GLFC mutually, for themselves for their successors andassigns, agree to indemnify and save harmless each other from, and against:

              (1) Failure to Perform Obligations. Any Event of Loss or Loss arising as a result of the failure of the indemnifying party hereunder to properly perform any obligations to be performed by it, hereunder, whether prior to, on or after the Closing Date; and

              (2) Breach of Representation, Warranty or Covenant. Any Event of Loss or Loss arising from any breach of a representation, warranty or covenant of the indemnifying party set forth in this Agreement.

             B. Definition of "Event of Loss" and "Loss". The occurrence of an event which may result in a loss, cost, expense or liability to or of GLFC or Shareholder as the case may be hereunder shall be herein called an "Event of Loss", and the amount of any resulting loss, cost, expense or liability (including counsel fees) shall be herein called a "Loss". Any payment to be made under this Section 9 shall be in an amount which, after taking into account any federal, state, local or other tax payable by the GLFC or GAMEVERSE or the Shareholder in respect thereof (as increased hereby), will yield an amount to the GLFC or Shareholder as the case may be equal to the amount of Loss to which such payment relates.

          C. Payment of Loss. The aggregate amount of any Losses payable hereunder shall be paid upon demand of GLFC by Shareholder or upon demand by Shareholder upon GLFC as the case may be; provided, however, that Shareholder shall be liable for Events of Loss or Loss enumerated in Section 9.A(2) and 9.D hereof that affect Gameverse directly (and GLFC only indirectly by virtue of its ownership of the Shares) only to the extent of the GLFC shares issued to Shareholder hereunder, and any payments in respect thereof and provided further that GLFC shall be liable for Events of Loss or Loss enumerated in Section 9.A
(2) hereof that affect the Shareholder directly (or indirectly by virtue of its ownership of the GLFC Shares) only to the extent of the Shares. As used in this
Section 9.C, "to the extent of the GLFC Shares" and to the extent of the Shares" shall mean that the indemnities to which this Section 9.C applies shall be limited to a maximum in the aggregate for each of the Shareholder and GLFC equal to the agreed upon valuation for this purpose of the GLFC Shares and the Shares, which agreed upon valuation is $5,875,034. Either party may satisfy an indemnity obligation to which this Section 9.C applies by a payment in cash or by transfer to the indemnitee of a proportion of the Shares or the GLFC Shares, as appropriate, in the same proportion as the Loss bears to the maximum aggregate indemnity obligation set forth above.

<page 19>

          D. Nielsen Claim. In addition to, and not as a limitation of, the other provisions of this Section 9, the Shareholder agrees to indemnify and hold harmless GLFC and its affiliates, at any time without limitation, against, and in respect of, liabilities, contingent or otherwise, losses, claims, costs, or damages, or any amounts which may become payable , resulting from or arising out of, or in connection with any claims by Jared Nielsen for any ownership interest in Gameverse or in any of the patents, trademarks, licenses and copyrights listed on Exhibit J hereto (the Nielsen Claim). GLFC shall give the Shareholder a reasonable opportunity, at the Shareholder's expense, of defending or settling the Nielsen Claim, subject to the right of GLFC to participate fully in such defense at its own cost. To the extent that the Shareholder does not agree to defend or settle such claim, GLFC shall have the right to defend or settle the same.

         Section 10.  Miscellaneous Provisions.

         A. Board of Directors of GLFC. At or after the Closing at the request of the Shareholder the Board of Directors shall increase the number of directors to nine (9) and elect four (4) directors nominated by Shareholder's (Cybermax Tech, Inc.) representative. Mr. J. Steven Wilson shall be one of the four (4) directors so nominated and he shall be elected as Chairman of the Board of Directors of GLFC. Mr. Leonard Berg shall remain as Vice Chairman.
Mr. Richard J. Margulies shall continue to serve as President and Mr. Peter Jegou shall continue to serve as Chief Operating Officer of GLFC. The executive office shall be in New Jersey. GLFC shall use its best efforts to obtain directors and officers liability insurance in type and amount reasonably satisfactory to Cybermax.

         B. Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses incident to the origin, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including without limitation all legal and accounting fees and disbursements.

         C. Exhibits. The Exhibits attached hereto are incorporated herein and made a part hereof for all purposes. As used herein, the expression "this Agreement" means the body of this Agreement and such Exhibits; and the expressions "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement and such Exhibits as a whole and not to any particular part of subdivision thereof.

         D. Survival of Obligations. The respective representations, warranties, covenants and agreements of the parties to this Agreement shall survive any investigation by the parties hereto, and consummation of the transactions contemplated by this Agreement and shall continue in full force and effect after the date hereof. The obligations of Shareholder under Section 9 hereof shall survive for a period of two (2) years after the termination of this Agreement.

<page 20>

         E. Amendments and Waivers. Except as otherwise specifically stated herein, any provision of this Agreement may be amended by, and only by, a written instrument executed by GLFC and Shareholder. Any party may extend the time for or waive the performance of any obligation of the other parties, waive any inaccuracies in the representations or warranties by the other parties, or waive compliance by the other parties with any of the terms and conditions contained in this Agreement. Any such extension or waiver shall be in writing and executed by the extending or waiving party.

         F. Other Instruments to be Executed, Etc. From and after the date hereof, Shareholder shall, from time to time, at the request of GLFC and without further consideration do, execute, acknowledge and deliver, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required more effectively to convey, assign, transfer or confirm the sale of the Shares.

         G. Public Statements. None of the Shareholder, GLFC nor GAMEVERSE shall issue any press release or other public statement concerning the transactions contemplated by this Agreement without first providing the others with a written copy of the text of such release or statement and obtaining the consent of the others respecting such release or statement, except as required by law or trading market requirements. GLFC and Shareholder shall keep this Agreement, the terms hereof, and all documents and information relating to this Agreement confidential, except as may be required by law or, in the case of GLFC, as may be necessary in the ordinary conduct of the Business after the date hereof.

         H. Materiality. For purposes of determining whether a breach of a representation of warranty contained in Section 3 or 4 hereof has occurred, an event or events or condition or conditions having a cost greater than $5,000 individually or $20,000 in the aggregate for all such events and conditions shall be deemed to be "material".


         I. Parties Bound. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective successors and permitted assigns. The respective rights and obligations of any party hereto shall not be assignable without the consent of the other parties.

         J. Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New Jersey and the venue for any disputes shall be the Federal Court located in Newark, New Jersey.

         K. Notices. Any notice, demand, approval, consent, request, waiver or other communication which may or is required to be given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the day actually received or on the close of business on the business day next following the day when telexed, telecopied or otherwise sent by telecommunications means, receipt confirmed, or on the close of business on the business day next following the day when deposited with an overnight courier service, addressed to the party at the address set forth after its respective name below, or at such different address as such party shall have theretofore advised the other party in writing, with copies sent to the persons indicated:

<page 21>

If to Shareholder:                      Cybermax Tech, Inc.
                                        7800 Belfort Parkway, Suite 100
                                        Jacksonville, Florida  32256
                                        Fax: (904) 296 0584

With a copy to:                         T. Malcolm Graham, Esq.
                                        Holland & Knight LLP
                                        One Independent, Drive, Suite 2000
                                        P0 Box 1559
                                        Jacksonville, Florida 32202
                                        Fax: (904) 358 2199

If to GLFC:                             Greenleaf Technologies Corporation
                                        75 Lincoln Highway, 2nd Floor
                                        Iselin, N.J. 08830
                                        Fax: (732) 906-5676


With a copy to:                         Sol Freedman, Esquire
                                        100 Merrick Road (East Building)
                                        Rockville Centre, N.Y  11570
                                        Fax: (516) 763-3243


          L. Number and Gender of Words. Whenever herein the singular number is used, same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

          M. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not affect, limit or amplify the terms and provisions hereof.

          N. Invalid Provisions. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the terms hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall no be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. In lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part hereof a provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

<page 22>

          O. Entirety of Agreement. This Agreement contains the entire agreement among the parties. No representation, inducements, promises or agreements, oral or otherwise, which are not embodied herein shall be of any force or effect.

          P. Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement. This Agreement shall become effective when executed and delivered by the parties hereto.

          Q.   Facsimile Signatures.    All signatures transmitted by facsimile
machines are hereby deemed legal and binding.

          R. Transition Services Agreement. At the Closing, Shareholder and GLFC shall cause Gameverse to enter into a Transition Services Agreement in the form of Exhibit S hereto.

          S. Registration Rights Agreement. At the closing, Greenleaf and Shareholder shall enter into a Registration Rights Agreement in the form of Exhibit T hereto.

          T.   Option Agreements.    At  the closing, Greenleaf and Shareholder
shall enter into Option Agreement A and B in the form of Exhibit U and hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    Cybermax Tech, Inc.

                         By: ___________________________
                              President



           GLFC:    Greenleaf Technologies Corporation

                         By:____________________________
                              Name: Richard J. Margulies
                                      Title: President



 <page 1>


                       Stock Purchase Agreement

     THIS AGREEMENT is entered into as of October 5, 1998, between Riverside Group, Inc., a Florida corporation (the "Seller"), and Imagine Investments, nc., a Delaware corporation ("Purchaser").

                               Preamble

     The Seller owns an aggregate of 4,099,113 shares (the "Seller's Shares") of the common stock, $.01 par value per share ("Wickes Common Stock"), of Wickes Inc. ("Wickes").

     The parties hereto desire to effect the following transactions, on the terms hereof:

     a. The sale by the Seller of 250,000 of the Seller's Shares (the "Sale Shares") to the Purchaser.

     b. The grant of an option to the Purchaser to acquire up to an additional 750,000 (the "Option Shares") of the Seller's Shares.

     c. The grant of a right of first refusal by the Seller to the Purchaser with respect to up to all of the Seller's Shares other than the Sale Shares (subject to the limitations set forth herein).


     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration hereinafter set forth, the parties hereto agree as follows:

                               ARTICLE I
                   Purchase and Sale and the Option

     Section 1.01 Sale and Purchase of Sale Shares. On the terms and subject to the conditions of this Agreement, the Seller agrees to transfer and sell the Sale Shares to the Purchaser, and the Purchaser agrees to purchase such shares from the Seller, in exchange for an aggregate of $812,500.00, $750,000 of which shall be payable in cash at closing and the balance of which shall be payable on or before October 7, 1998.

     Section 1.02 The Option. (a) Effective on the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement the Seller hereby grants to the Purchaser the option to purchase (the "Option") in whole or in part of the Option Shares in exchange for an exercise price in cash equal to $3.25 per share. Notwithstanding the foregoing, the Option shall not be exercisable to the extent that such exercise would cause the Purchaser to be deemed an Interested Stockholder within the meaning of Section 203 of the Delaware General Corporation Law (an "Interested Stockholder"), unless, prior to exercise of the Option the Board of Directors of Wickes approves the Purchaser's acquiring more than 15% of the outstanding shares of Wickes Common Stock so as to prevent the Purchaser and its affiliates from becoming an Interested Stockholder.


<page 2>

     (b) The Option may be exercised in whole or in part and from time to time only by notice given by the Purchaser to the Seller at any time after the Closing Date and on or before November 4, 1998, except that to the extent that the Option is not exercisable by virtue of the last sentence of Section 1.02(a) hereof, the Option may be exercised in whole or in part by notice given by the Purchaser to the Seller on or before the earlier to occur of (i) October 5, 1999 or (ii) 30 days after the Purchaser has received written notice from the Seller certifying that the Wickes Board of Directors has approved the Purchaser and its affiliates purchasing more than 15% of the outstanding Wickes Common Stock so that the Purchaser will not be deemed an Interested Stockholder. The Seller agrees to use its best efforts to cause Wickes' Board of Directors to approve the matter referred to in clause (ii) of the preceding sentence. If on November 4, 1998, the Purchaser has not exercised the Option as to at least 200,000 shares, the Seller shall have the option to cause the Purchaser to be obligated to purchase the number of the Option shares equal to the difference between 200,000 shares and the number of Option Shares as to which the Option shall have previously been exercised. This "put" option (the "Put Option") may be exercised by the Seller at any time after November 4 and on or before November 14, 1998. The purchase and sale of the Option Shares pursuant to the Option and/or the Put Option shall take place at the offices of the Seller's counsel on the tenth day (or sooner at the Purchaser's option) after the date of such notice (the "Option Closing Date").

     Section 1.03 Closing. If this Agreement shall not have been terminated pursuant to Section 7.03 hereof, the sale and purchase of the Sale Shares, shall take place at a closing (the "Closing") to be held at the offices of the Seller's counsel on October 5, 1998 or at such other time and place as the parties hereto shall mutually agree. The time of Closing is referred to herein as the "Closing Date." At the Closing,

     i. The Seller will deliver to the Purchaser certificates representing the Sale Shares, duly endorsed for transfer (with medallion or other reasonably acceptable signature guarantee), with all transfer and other taxes paid, free and clear of all liens, encumbrances and claims.

     ii. The Purchaser will deliver to the Seller the cash consideration described in Section 1.01 hereof.

                              ARTICLE II
             Representations and Warranties of the Seller

     The Seller hereby jointly and severally makes the following representations and warranties to the Purchaser:

     Section 2.01 Organization, Power, etc. The Seller is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida and has all requisite power and authority to execute, deliver and perform this Agreement and all other documents and agreements contemplated hereby to be executed by it (collectively, the "Seller's Documents"). The execution, delivery and performance of the Seller's Documents by the Seller has been duly authorized by all requisite action on behalf of the Seller, and no other action is required for such execution, delivery and performance.
The agreements of the Seller contained in the Seller's Documents constitute and will constitute valid and legally binding obligations of the Seller enforceable in accordance with their respective terms. The Seller owns all of the Seller's Shares.

<pge 2>

     Section 2.02 Conflicts. The execution and delivery of the Seller's Documents by the Seller and the consummation of the transactions contemplated thereby in accordance with the terms thereof, do not and will not violate any existing provision of any law or violate any existing term or provision of any order, writ, judgment, injunction or decree of any court or any other governmental department, commission, board, bureau, agency or instrumentality applicable to the Seller or conflict with or result in a breach of any of the terms, conditions, or provisions of the organizational documents of the Seller or any agreement, instrument or right to which it or (on the date hereof) Wickes is a party or by which any of its or (on the date hereof) Wickes' assets are bound, or constitute an event that might permit an early termination of or acceleration under any document or instrument applicable, or binding on, the Seller or any of its assets, or on (on the date hereof) Wickes or any of its assets, or otherwise adversely affect the Seller or Wickes.

     Section 2.03 Consents. The execution, delivery and performance of the Seller's Documents by the Seller and the performance of its obligations thereunder do not require any consent or approval of, or action or filing with, or notice to, any corporation or any person, firm or governmental department, commission, board, bureau, agency or instrumentality.

     Section 2.04 Ownership of Shares. Except for (i) a pledge of 1,824,682 shares of Wickes Common Stock (which do not include the Sale Shares or the Option Shares), and a requirement to pledge additional shares under certain circumstances, to American Founders Life Insurance Company pursuant to that certain pledge agreement dated as of June 6, 1996, as amended (the "AFL Pledge Agreement"), and (ii) a pledge of 125,000 shares of Wickes Common Stock (which do not include the Sale Shares or the Option Shares) to Liberty Savings Bank, the Seller owns the Seller's Shares, beneficially and of record, free and clear of all liens, charges, security interests and other encumbrances and of claims or possible claims, and of any options or rights to purchase, of any corporation, person or firm, and none of such shares is the subject of any agreement other than this Agreement and the AFL Pledge Agreement under which any such lien, charge, security interest, encumbrance or claim might arise.

     Section 2.05 Outstanding Shares. As of September 30, 1998, there were 8,202,264 shares of Wickes Common Stock outstanding. All of the Seller's Shares are approved for quotation on NASDAQ. Wickes has not adopted a "poison pill" or similar shareholder rights plan.

     Section 2.06 Wickes Commission Filings. The Seller has made available to the Purchaser a true and complete copy of the reports and filings made by Wickes since January 1, 1998 with the Securities and Exchange Commission (the "Commission"). The Commission Filings complied in all material respects with the laws and rules and regulations of the Commission pursuant to which they were filed by Wickes. The Commission Filings do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

<page 3>

     Section 2.07 Restatement of Representations. Each of the representations and warranties contained in Sections 2.01, 2.02 or 2.03 hereof shall be deemed to be restated as of the Closing of the purchase by the Purchaser of the Sale Shares, the Option Shares and the Seller's Shares pursuant to Article IV hereof and shall be true and correct on each of such closing dates just as if made on each such date.

                              ARTICLE III
            Representations and Warranties of the Purchaser

     The Purchaser hereby makes the following representations and warranties to the Seller:

     Section 3.01 Organization, Power, etc. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement and the agreements and documents contemplated hereby to be executed by it (collectively, the "Purchaser's Documents"). The execution, delivery and performance of the Purchaser's Documents by the Purchaser have been duly authorized by all requisite corporate action on behalf of the Purchaser, and no other corporate action is required for such execution, delivery and performance. The agreements of the Purchaser contained in the Purchaser's Documents constitute or will constitute valid and legally binding obligations of the Purchaser enforceable in accordance with their respective terms.

     Section 3.02 Conflicts. The execution and delivery of the Purchaser's Documents by the Purchaser and the consummation of the transactions contemplated thereby in accordance with the terms thereof, will not violate any existing provision of any law or violate any existing term or provision of any order, writ, judgment, injunction or decree of any court or any other governmental department, commission, board, bureau, agency or instrumentality applicable to the Purchaser or conflict with or result in a breach of any of the terms, conditions, or provisions of the Articles of Incorporation, Bylaws or other organizational documents of the Purchaser or any agreement, instrument or right to which it is a party or by which any of its assets are bound, or constitute an event that might permit an early termination of or acceleration under any document or instrument applicable, or binding on, the Purchaser or any of its assets, or otherwise adversely affect the Purchaser.

     Section 3.03 Consents. The execution and delivery of the Purchaser's Documents by the Purchaser and the performance of its obligations thereunder do not require any consent or approval of, or action or filing with, or notice to, any corporation or any person, firm or governmental department, commission, board, bureau, agency or instrumentality.

<page 4>

     Section 3.04 Securities Laws. The Purchaser understands that the purchase and sale of the Seller's Shares hereunder will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any securities act of any state or other jurisdiction, in reliance on registration exemptions under such statutes. The Seller's Shares will be acquired solely for the Purchaser's own account, for investment. The Purchaser will not sell or otherwise transfer the Seller's Shares except in accordance with the 1933 Act and all other applicable securities laws, and prior to any transfer (other than pursuant to an effective registration statement under the 1933 Act or otherwise in compliance with applicable law) the Purchaser will furnish to Wickes a written opinion of counsel in form and substance reasonably satisfactory to Wickes to the effect that registration under the 1933 Act is not required or that all requisite action has been taken under all applicable securities laws in connection with the proposed transfer. The Purchaser acknowledges its understanding that the Seller's Shares will bear an appropriate legend with respect to the foregoing matters until Wickes's counsel reasonably determines that the legend is no longer advisable. The Purchaser also acknowledges that appropriate stop transfer orders will be noted on Wickes' records with respect to the Seller's Shares. The Purchaser constitutes an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

                              ARTICLE IV
                           Other Agreements

     Section 4.01 Right of First Refusal. (a) The following terms have the following meanings, as used in this Article IV:

          "Dispose"  means to effect a Disposition.

          "Disposition" means any voluntary sale, transfer, assignment, pledge, hypothecation, gift, bequest, or other disposition of any of the Seller's Shares (other than the Sale Shares).

          "Offer" shall have the meaning set forth in Section 4.01(c) hereof.

          "Permitted Transferee" means any shareholder or affiliate of the Seller.

          "Permitted Dispositions" means (i) a Disposition to a Permitted Transferee, provided that such Permitted Transferee agrees to the terms of this Article IV by a writing reasonably acceptable in form and substance to the Purchaser, (ii) any existing pledge or security interest and any Disposition by or to any holder thereof upon foreclosure thereof (provided, that the Seller shall give the Purchaser prompt notice of any acceleration of any indebtedness so secured and use its best efforts upon request by the Purchaser to permit the Purchaser to acquire the secured indebtedness),
     (iii) any Disposition required by the AFL Pledge Agreement, (iv) any bona


<page 5>

     fide pledge to a lender in connection with a bona fide loan, and any Disposition by or to such lender after default thereunder, but such pledge must be subject to the Purchaser's right of first refusal under this
     Article IV after a default under such pledge pursuant to an agreement between the pledgee and the Purchaser reasonably satisfactory to the Purchaser, (v) a Disposition pursuant to a merger or other business combination transaction, (vi) Dispositions pursuant to Rule 144 under the 1933 Act, and (vii) Disposition upon exercise of the Option; provided, that Dispositions under clauses (iv) and (vi) in excess of 1,000,000 shares in the aggregate shall not be Permitted Dispositions.

     (b) Prior to the date eighteen months after the date hereof, the Seller shall not effect any Disposition (other than a Permitted Disposition), except in compliance with the provisions of this Article IV.

     (c) Prior to making any Disposition (other than a Permitted Disposition), the Seller shall first make an offer (an "Offer") to Dispose of all of the Wickes Shares of which it desires to Dispose to the Purchaser. Such offer shall specify in reasonable detail the nature of the transaction in which the Seller wishes to Dispose of such shares, including without limitation the number of shares, the name or names of other parties to any proposed transaction, and the price per share in dollars and terms.

     (d) If the Purchaser accepts an Offer within 15 days of the Offer (and which it may do so as to any or all of the Shares subject to the Offer), the Seller shall be obligated to Dispose of such shares described in the Offer to the Purchaser, free and clear of all liens, pledges, encumbrances and claims, and the Purchaser shall be obligated to acquire such shares from the Seller, on the terms and conditions set forth in the Offer. Such sale and purchase shall take place at the offices of the Seller on the tenth day after the Purchaser accepts the Offer (or sooner at the Purchaser's election).

     (e) If the Purchaser does not accept an Offer within 15 days of the Offer, the Seller may at any time between the 16th day and the close of business on the 106th day after the Offer make the Disposition described in the Offer, but only on the specific terms and conditions set forth therein. If the Seller does not effect such Disposition within such time, the Seller shall be obligated once again to comply with the provisions of this Article IV before effecting a Disposition (other than a Permitted Disposition).

     (f) Notwithstanding anything elsewhere contained herein, the Purchaser shall not be permitted to exercise the right of first refused set forth in this
Section 4.01 to the extent that such exercise would cause any Person or Group (as defined in Wickes' indenture related to its 11 5/8% Senior subordinated Note due 2003 (the "Wickes Indenture"), other than Riverside (as defined in the Wickes Indenture), to beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) any securities of Wickes such that, as a result of such exercise, such Person or Group beneficially owns, directly or indirectly, at least 30% of Wickes' then outstanding voting securities entitled to vote on a regular basis for a majority of the Board of Directors or other equivalent governing body thereof, unless at such time Riverside beneficially owns an amount of voting securities greater than the amount so held by such Person or Group.

<page 6>

     Section 4.02 Agreement with Respect to Wickes. The Seller does not intend at any time within the next three years to cause Wickes to issue any share of, or any securities or rights convertible into or exchangeable or exercisable for, Wickes' voting capital stock, other than pursuant to existing or future incentive, compensation, benefit or similar plans and programs.

     Section 4.03 Assignment of Registration Rights. Riverside hereby assigns its rights with respect to the Sale Shares and (upon their purchase also the Option Shares and any shares purchased under Article IV hereof) under that certain registration rights agreement dated September 2, 1993 between Riverside and Wickes with respect to such shares.

     Section 4.04 Securities Filing. The Seller shall, and shall use its best efforts to cause Wickes to, coordinate the various filings with the Commission necessary or appropriate with respect to the subject matter hereof and related matters.

     Section 4.05 Registration Rights. Upon request by the Purchaser, the Seller shall use its best efforts to cause Wickes to effect the registration of the Seller's Shares held by the Purchaser under the 1933 Act and "blue sky" laws.

                               ARTICLE V
                     Closing Conditions Precedent

     The obligation of the Purchaser and the Seller to consummate the transactions contemplated hereby on the Closing Date and each subsequent closing contemplated by this Agreement is subject to satisfaction, or waiver by them, at or prior to the Closing, of each of the following conditions precedent:

     Section 5.01 Performance of Agreements. The Purchaser (in the case of the Seller) and the Seller (in the case of the Purchaser) shall have performed and complied with all of its or their agreements, covenants and obligations hereunder.

     Section 5.02 Representation True. All of the representations and warranties made by the Purchaser (in the case of the Seller) and the Seller (in the case of the Purchaser) shall be true and accurate as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     Section 5.03 Board Matters. The Seller shall have created two vacancies on its Board of Directors, and Robert T. Shaw and Harry Carneal shall have been elected to fill such vacancies.

     Section 5.04 Proceedings and Documents. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to the party and its counsel; the party shall have received all documents that it or its counsel may have reasonably requested in connection with such transaction, in form and substance satisfactory to the party. The Purchaser shall have received the opinion of Seller's counsel in the form of Exhibit A hereto.

<page 7>


                               ARTICLE VI
                    Survival of Representations and
                      Warranties; Indemnification

     Section 6.01 Survival. All representations and warranties contained in this Agreement or any certificate, exhibit, financial statement or other document or instrument furnished pursuant to the express terms of this Agreement to the Purchaser by or on behalf of the Seller or to the Seller by or on behalf of the Purchaser, in connection with the transactions contemplated hereby shall survive any investigation made at any time with respect to any of the foregoing and shall survive the execution, delivery and performance of this Agreement.
All certificates, exhibits, financial statements or other documents or instruments furnished to the parties hereto pursuant to this Agreement by or on behalf of another party hereto shall constitute representations and warranties hereunder.

     Section 6.02 Indemnification. The Purchaser agrees to indemnify and hold harmless the Seller, and the Seller agree to indemnify and hold harmless the Purchaser, against, and in respect of, liabilities, losses, claims, costs or damages (including attorneys' fees incurred in connection with any of the foregoing) resulting from or arising out of (i) any breach of any representation or warranty made by it herein and (ii) any failure to perform any of their obligations or agreements hereunder.

                              ARTICLE VII
                             Miscellaneous

     Section 7.01 Expenses. Each of the parties to this Agreement shall pay its own expenses in connection with the transactions contemplated hereby, except that the Seller shall reimburse the Purchaser for its reasonable attorney's fees and costs incurred in connection with the transactions contemplated hereby. The Purchaser may withhold from the purchase price for the Sale Shares $20,000 to apply towards such fees and costs with any unused balance to be remitted to the Seller.

     Section 7.02 Brokers. The parties hereto each represent to the others that no broker was involved in the transactions contemplated hereby and that there is no obligation for any sales commission due to any party.

     Section 7.03 Termination. This Agreement may be terminated prior to the Closing at any time after the close of business on October 15, 1998 by any party who shall not have defaulted in its obligations hereunder on such date if any of the conditions to such party's obligations set forth in Article V hereof shall not have been met at the time of such termination.

<page 8>

     Section 7.04 Effect of Termination. If this Agreement is terminated it shall no longer be of any force or effect and there shall be no further liability on the part of any party in respect of the subject matter hereof, except for a breach of any covenant or obligation hereunder.

     Section 7.05 Waiver. The terms and provisions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only by a written instrument executed by the party waiving compliance.

     Section 7.06 Amendment, etc. Anything herein or elsewhere to the contrary notwithstanding, to the extent permitted by law this Agreement may be amended or supplemented at any time, but only by a written instrument executed by the Purchaser and the Seller.

     Section 7.07 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon being delivered personally (or by confirmed telefax or other electronic delivery method); or (ii) upon receipt if mailed by certified mail, return receipt requested, postage prepaid; or (iii) upon receipt if sent by overnight delivery service providing delivery confirmation, in each case to the parties at the following address (or at such other address for a party as shall be specified by like notice):


               If to the Seller, to:

                    Riverside Group, Inc.
                    7800 Belfort Parkway
                    Jacksonville, Florida 32256
                    Attention: J. Steven Wilson
                    FAX:  (904) 296-0584

                    With a copy to:

                    Holland & Knight LLP
                    One Independent Drive, Suite 2000
                    Post Office Box 1559
                    Jacksonville, Florida  32201-1559 (32202 for
                          street address)
                    Attention: T. Malcolm Graham, Esq.
                    FAX:  (904) 358-2199

               If to the Purchaser:

                    Imagine Investments, Inc.
                    8150 North Central Expressway
                    Dallas, Texas 75206
                    Attention:  Gary Goltz, General Counsel

                    With a copy to:

                    Michael M. Fleishman, Esq.
                    3300 National City Tower
                    Louisville, KY 40202

 <page 9>

     Section 7.08 Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement supersedes all prior negotiations and agreements (written or oral) among the parties with respect to the subject matter covered hereby and constitutes the entire understanding among the parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors. This Agreement may not be assigned by Seller, but Purchaser may assign any or all of its rights under this Agreement to a person who makes to the Seller the representations and warranties contained in Article III hereof, and nothing in this Agreement, express or implied, is intended to confer upon any other person (other than an assignee of Purchaser), any rights or remedies under or by reason of this Agreement. The section headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without giving effect to the laws thereof concerning conflicts of law.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf, by an officer thereunto duly authorized, all as of the date first above written.

                              IMAGINE INVESTMENTS, INC.


                               By_________________________________
                                   Name:
                                   Title:
                                   "Purchaser"


                               RIVERSIDE GROUP, INC.


                              By________________________________
                                   Name:
                                   Title:
                                   "Seller"




























JAXN-80054.5